Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick W. Allender, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Danaher Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Danaher Corporation.

Date:	April 21, 2004	By:	/s/ Patrick W. Allender
			Name:	Patrick W. Allender
			Title:	Executive Vice President - Chief
Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to Danaher Corporation and will be retained by Danaher Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.